Exhibit 10.32

SECOND AMENDMENT
TO AMENDED AND RESTATED FINANCING AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED FINANCING AGREEMENT (this “Amendment”) is made and entered into on March 13, 2002, but effective as of December 31, 2001, by and among THE CIT GROUP/BUSINESS CREDIT, INC. a New York corporation (hereinafter “CITBC”), in its individual capacity and as Agent (hereinafter the “Agent”) for itself and any other party hereafter becoming a Lender pursuant to Section 13 of the Agreement (as hereinafter defined), each individually sometimes referred to as a “Lender” and collectively the “Lenders”), Lone Star Technologies, Inc.  (herein “Parent”), a Delaware corporation, Lone Star Steel Company (herein “LSSC”), a Delaware corporation, Fintube Technologies, Inc. (herein “FTI”), an Oklahoma corporation, Lone Star Logistics, Inc., a Texas corporation (“Logistics”), T&N Lone Star Warehouse Co., a Texas corporation (“T&N Warehouse”), Texas & Northern Railway Company, a Texas corporation (“T&N Railway”), Fintube Canada, Inc., a Delaware corporation (“FCI”) and Bellville Tube Company, L.P., a Texas limited partnership, as successor in interest by conversion to Bellville Tube Corporation, a Texas corporation (“BTCLP”), (herein Parent, LSSC, FTI, Logistics, T&N Warehouse, T&N Railway, FCI and BTCLP each individually a “Company” and collectively as the “Companies”), Environmental Holdings, Inc., a Delaware corporation (“EHI”), Zinklahoma, Inc., a Delaware corporation (“Zinklahoma”), Lone Star Steel International, Inc., a Delaware corporation (“Steel International”), Lone Star Steel Sales Company, a Delaware corporation (“Steel Sales”), Rotac, Inc., a Texas corporation (“Rotac”), Lone Star ST Holdings, Inc., a Delaware corporation (“ST Holdings”), Bellville Tube General, LLC, a Nevada limited liability company (“BTG”) and Bellville Tube Limited, LLC, a Nevada limited liability company (“BTL”) (herein EHI, Zinklahoma, Steel International, Steel Sales, Rotac, ST Holdings, BTG and BTL each individually as “Guarantor” and collectively as the “Guarantors”).

RECITALS:

A.            WHEREAS, pursuant to the terms and subject to the conditions of that certain Amended and Restated Financing Agreement dated as of October 8, 2001 between the Agent, the Companies and the Guarantors (such Amended and Restated Financing Agreement, as the same is hereby amended and may hereafter be amended from time to time, being hereinafter referred to as the “Agreement”), the Companies were granted a $100,000,000 revolving line of credit which included a letter of credit facility;

B.            WHEREAS, payment of the Obligations of the Companies is supported by the guaranties of the Guarantors (other than BTG and BTL) pursuant to that certain Guaranty dated as of October 8, 2001 executed by the Guarantors (other than BTG and BTL) and the guaranties of BTG and BTL pursuant to that certain Guaranty dated as of December 31, 2001 executed by BTG and BTL (the “Guaranties”);

C.            WHEREAS, to secure, in part, the Obligations (as defined in the Agreement), (i) the Companies and the Guarantors have heretofore executed in favor of the Agent certain Loan Documents (as defined in the Agreement), including, without limitation, the Guaranties, which Loan Documents shall continue in full force and effect upon the execution of this Amendment, all of the Loan Documents to continue to secure the payment by the Companies of the Obligations, all as more fully set forth therein and herein;

D.            WHEREAS, in furtherance of the foregoing and to evidence the agreements of the parties hereto in relation thereto the parties hereto desire to amend the Agreement as hereinafter provided;

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

AGREEMENT:

ARTICLE I

DEFINITIONS

1.01.        Capitalized terms used in this Amendment are defined in the Agreement, as amended hereby, unless otherwise stated.

ARTICLE II

AMENDMENTS TO AGREEMENT

Effective as of the respective date herein indicated, the Agreement is hereby amended as follows:

2.01.        Clause (b)(xi) of the definition of Eligible Accounts Receivable set forth in Section 1 of the Agreement is hereby amended to read “(xi) sales not payable in United States currency (except up to $7,500,000 in the aggregate at any one time of accounts receivable of all of the Companies payable in Canadian currency); and”.

2.02.        Clause (a) of the definition of Fixed Charge Coverage Ratio set forth in Section 1 of the Agreement is hereby amended to read “(a) EBITDA less cash taxes for such period”.

2.03.        Subparagraphs 7.10(c) (Leverage Ratio) and 7.10(d) (Senior Leverage Ratio) of Section 7 of the Agreement are deleted in their entirety.

2.04.        Paragraph 7.11 of Section 7 of the Agreement is hereby amended to change the last line thereof (everything after the colon) to read as follows:  “$26,000,000 for the Fiscal Year ending December 31, 2001 and $22,000,000 for each Fiscal Year thereafter.”

ARTICLE III

CONDITIONS PRECEDENT

3.01.        Conditions to Effectiveness.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to CITBC, unless specifically waived in writing by Agent:

(a)           Agent shall have received each of the following, each in form and substance satisfactory to Agent, in its sole discretion, and, where applicable, each duly executed by each party thereto, other than Agent:

(i)            This Amendment, duly executed by Companies and the Guarantors; and

(ii)           Certified copies of the resolutions of the Board of Directors or Executive Committee of each of the Companies and the Guarantors, authorizing the execution, delivery and performance of this Amendment and any and all other Loan Documents executed by any of the Companies or the Guarantors in connection therewith, along with a certificate of incumbency certified by the secretary of each of the Companies and the Guarantors if there has been any change from the most recent incumbency certificates delivered by any of the Companies or Guarantors, with specimen signatures of the officers of the Companies or the Guarantors who are authorized to sign such documents, all in form and substance satisfactory to the Agent;

(iii)          Opinion from Fulbright & Jaworski L.L.P. opining, in form and substance satisfactory to Agent, which shall cover such matters incident to the transactions contemplated by this Amendment as Agent may reasonably require and the Companies and the Guarantors hereby authorize and direct such counsel to deliver such opinions to Agent; and

(iv)          All other documents Agent may request with respect to any matter relevant to this Amendment or the transactions contemplated hereby.

(b)           The representations and warranties contained herein and in the Agreement and the other documents executed in connection with the Agreement (herein referred to as “Loan Documents”), as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof, except for such representations and warranties as are by their express terms limited to a specific date.

(c)           No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Agent.

(d)           All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent.

ARTICLE IV

NO WAIVER

4.01.        No Waivers.  Nothing contained herein shall be construed as a waiver by Agent of any covenant or provision of the Agreement, the other Loan Documents, this Amendment or any other contract or instrument between the Obligors and Agent, and the failure of Agent at any time or times hereafter to require strict performance by the Obligors of any provision thereof shall not waive, affect or diminish any right of Agent to thereafter demand strict compliance therewith. Agent hereby reserves all rights granted under the Agreement, the other Loan Documents, this Amendment, and any other contract or instrument between the Obligors and Agent.

ARTICLE V

RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

5.01.        Ratifications.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.  The Companies, the Guarantors and Agent agree that the Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

5.02.        Representations and Warranties. The Companies and the Guarantors hereby represent and warrant to Agent that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate or limited partnership or limited liability company action (as applicable) on the part of the Companies and the Guarantors and will not violate the Articles (or Certificates) of Incorporation or Bylaws of the Companies and the Guarantors that are corporations or the limited partnership agreements or certificates of limited partnership of the Companies and the Guarantors that are limited partnerships or the articles of formation/organization, regulations or limited liability company agreements of the Companies that are limited liability companies; (b) each of the Company’s and Guarantor’s Board of Directors or Executive Committee (or the general partner of the applicable limited partnership) or the members or the Board of Managers of the applicable limited liability company has authorized the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith; (c) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (d) no Default or Event of Default under the Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Agent; (e) the Companies and the Guarantors are in full compliance with all covenants and agreements contained in the Agreement and the other Loan Documents, as amended hereby; and (f) the Companies and the Guarantors have not amended their Articles (or Certificates) of Incorporation or their Bylaws or similar organizational documents since the date of the Agreement, except as otherwise disclosed to Agent.

ARTICLE VI

MISCELLANEOUS PROVISIONS

6.01.        Survival of Representations and Warranties.  All representations and warranties made in the Agreement or any other Loan Document, including, without limitation, any  document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any closing shall affect the representations and warranties or the right of Agent to rely upon them.

6.02.        Reference to Agreement.  Each of the Agreement and the other Loan Documents, and any and all other Loan Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference in the Agreement and such other Loan Documents to the Agreement shall mean a reference to the Agreement, as amended hereby.

6.03.        Expenses of Agent.  As provided in the Agreement, Companies agree to pay on demand all costs and expenses incurred by Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent’s legal counsel, and all costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of Agent’s legal counsel.

6.04.        Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

6.05.        Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of Agent and Companies and their respective successors and assigns, except that

Companies may not assign or transfer any of their rights or obligations hereunder without the prior written consent of Agent.

6.06.        Counterparts.  This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

6.07.        Effect of Waiver.  No consent or waiver, express or implied, by Agent to or for any breach of or deviation from any covenant or condition by Companies shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

6.08.        Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

6.09.        Applicable Law.  THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

6.10.        Final Agreement.  THE AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED.  THE AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.  NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY COMPANIES AND AGENT.

6.11.        Release by the Companies. THE COMPANIES HEREBY ACKNOWLEDGE THAT THEY HAVE NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT.  THE COMPANIES HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE AGENT, THE OTHER LENDERS, AND THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE COMPANIES MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE

OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

6.12.        Release by the Guarantors.  Each Guarantor hereby consents to the terms of this Amendment, confirms and ratifies the terms of the Guaranty executed by such Guarantor, acknowledges that such Guaranty is in full force and effect and ratifies the same, and acknowledges that such Guarantor has no defense, counterclaim, set-off or any other claim to diminish such Guarantor’s liability under such document. THE GUARANTORS EACH HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE RELEASED PARTIES, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE GUARANTORS MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER CREDIT DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

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                                IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

COMPANIES:

LONE STAR TECHNOLOGIES, INC.
FINTUBE TECHNOLOGIES, INC.
LONE STAR STEEL COMPANY
LONE STAR LOGISTICS, INC.
T&N LONE STAR WAREHOUSE CO.
TEXAS & NORTHERN RAILWAY COMPANY
FINTUBE CANADA, INC.

By:	/s/ Robert F. Spears
Name:	Robert F. Spears
Title:	Vice President of each of the
foregoing companies

BELLVILLE TUBE COMPANY, L.P.
as successor in interest by conversion to
Bellville Tube Corporation

By:          Bellville Tube General, LLC,
                its general partner

By:	/s/ Robert F. Spears
Name:	Robert F. Spears
Title:	Vice President

GUARANTORS:

ENVIRONMENTAL HOLDINGS, INC.
ZINKLAHOMA, INC.
LONE STAR STEEL INTERNATIONAL, INC.
LONE STAR STEEL SALES COMPANY
ROTAC, INC.
LONE STAR ST HOLDINGS, INC.

By:	/s/ Robert F. Spears
Name:	Robert F. Spears
Title:	Vice President of each of the
foregoing companies

BELLVILLE TUBE GENERAL, LLC
BELLVILLE TUBE LIMITED, LLC

By:	/s/ Robert F. Spears
Name:	Robert F. Spears
Title:	Vice President of each of the
foregoing limited liability companies

LENDERS:

THE CIT GROUP/BUSINESS CREDIT, INC.
as Agent and Lender

By:	/s/ Mark Porter
Name:	Mark Porter
Title:	Vice President